                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
Form N-1A                                               File #2-74436

                                                        File 811-3287

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          ( )

Pre-Effective Amendment No. _____                                ( )

Post-Effective Amendment No. 18th                                (x)
                            ------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ( )
Post-Effective Amendment No.18th                                 (x)

                        (Check appropriate box or boxes)

                           NEW ALTERNATIVES FUND, INC.
-------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

150 Broadhollow Road, Melville, New York                    11747
-------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                 (516) 423-7373
-------------------------------------------------------------------------
              *(Registrant's Telephone Number, including Area Code)


                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   See Below
                                             ---------------

It is proposed that this filing will become effective

        immediately upon filing pursuant to paragraph (b)
--------
   X    on April 30, 1999 pursuant to paragraph (b)
--------
        60 days after filing pursuant to paragraph (a)
--------
        on April 30, 1999 pursuant to paragraph (a) of rule (485)
--------

                             (Check Appropriate Box)

                           NEW ALTERNATIVES FUND, INC.
                        PROSPECTUS CROSS REFERENCE SHEET


  NUMBER FROM                            CAPTIONS IN PROSPECTUS                Prospectus Page
  FORM N-1A
                                        (Part "A")
(Part "A" Prospectus)

1.Front and Back Page                    Front                                       10
                                         back                                        12
(Table of Contents)                      Table of Contents                            2

2.Risk/Return Summary: Investments,      Fund Investments, Goals,                     3
Risks and Performance                    Policy and Strategy                          3
                                         Special Interest-Alternative Energy          3
                                         Main Risks of Investing in The Fund          3
                                         Is This Fund For You                         4
                                         Average Annual Returns                       4
                                         (Bar Chart and Tables)                       4
3. Risk/Return
Summary                                  Fees and Expenses                            5
                                         Maximum Sales Charge                         5
                                         Operating Expenses                           5
                                         Effect of Operating Expenses                 5

4. Investment Objectives, Principal      Investment Objectives                        5
Investment Strategies, and Related       and Strategy
Risks                                    Funds Awaiting Investment                    5
                                         Investment Formula                           5
                                         Alternative Energy Illustrations             6
                                         Fund Definition of Alternative Energy        6
                                         Products Relating to Fund Area of            6
                                         Interest
                                         Problems and Advantages in Area            6,7
                                         of Investment

5. Management's Discussion of Fund       N/A
Performance

6. Management, Organization              Management, Investment Advisor             7,8
and Capital Structure                    and Portfolio Advisor

7. Shareholder Information               Pricing of Fund Shares                       8
                                         Purchasing Shares                            9
                                         (under "How to Purchase Shares")
                                         Minimum Investment, Minimum                  8
                                         General Restrictions                         8
                                         Subsequent Investment                        8
                                         Transfer of Shares                           8
                                         Redemption of Shares                         8
                                         Signatures                                   8

8.  Distribution Arrangements            How to Purchase Shares                       9
                                         Price Table                                  9
                                         Reduction of Charges                         9
                                         Sales Charge Exemptions                   9,10





Year 2000                                Year 2000                                   10

9.Financial Information                  Financial Highlights                        10













-------------------------------------------------------------------------------
                                   Logo Here

-------------------------------------------------------------------------------



                                   PROSPECTUS

                             DATED APRIL 30TH 1999

                          NEW ALTERNATIVES FUND, INC.

                   150 Broadhollow Road, Melville, N.Y. 11747

                   Telephone 1 800 423 8383 or 1 516 423 7373

          New Alternatives is a mutual fund seeking growth investment in various industries that are oriented to a clean environment with a SPECIAL interest in Alternative Energy

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                           PRINTED ON RECYCLED PAPER

TABLE OF CONTENTS

SUBJECT                                                                PAGE

Fund Investments, Goals, Policy and Strategy                           3
Special Interest - Alternative Energy                                  3
Main Risks of Investing the Fund                                       3
Is This Fund for you?                                                  4
Bar Chart and Performance Tables                                       4
Fees and Expenses                                                      5
Maximum Sales Charge                                                   5
Annual Fund Operating Expenses                                         5
Investment Objectives and Strategy                                     6
Investment Formula                                                     6
Definition of Alternative Energy                                       6
Alternative Energy : The Area of Special Interest                      7
Products Related to Areas of Fund Interest                             7
Illustrations of Problems and Advantages in Areas of Investment        7,8
Management, Investment Advisor and Portfolio Manager                   8
Pricing of Fund Shares                                                 9
Minimum Investment, Minimum Subsequent Investment                      9
Transfer of Shares                                                     9
General Restrictions                                                   9
Redeeming Shares                                                       9
Signature Requirements                                                 9
Sales Loads Break Points                                               10
Dividends and Distributions                                            10
Tax Consequences                                                       10
How to Purchase Shares                                                 10
Reduction of Charges                                                   9
Sales Charge Exemptions                                                10
Year 2000                                                              11
Financial Highlights                                                   11
Fund Application Form                                                  12

               FUND'S INVESTMENT OBJECTIVES STRATEGIES AND GOALS

Similar to many funds, the fund seeks long term capital gains by investing in common stocks. Investments are in a wide range of industries and in companies of all sizes.

New Alternative Fund investment policies are also materially different from other funds.


A: Most of this fund's investments will be in companies that contribute to a clean and sustainable environment.


B: THERE IS A SPECIAL INTEREST IN ALTERNATIVE ENERGY Alternative energy means production and conservation of energy by means which reduce pollution and harm to the environment; particularly when compared to conventional coal, oil or atomic energy. See page 6 for more information.

C: Companies with non-discriminatory practices at all levels of their work force and general social responsibility are preferred..


SPECIAL INTEREST ---------------->         ALTERNATIVE ENERGY

The fund's goal is to invest 25% or more of assets in companies involved in alternative energy. That percentage may not always be achieved. There are presently a limited number of companies from which to choose.


                      MAIN RISKS OF INVESTING IN THE FUND

All mutual funds have a level of risk that comes from changes in the market and changes in the economy. Fund shares will fluctuate in value. Losses are possible.

New technologies may be feasible, but not cost effective. The fund may not choose among them wisely. Interest in achieving a clean environment may diminish.


Investments in alternative energy and companies with environmental products are subject to political priorities and changing government regulation. For example, reduced prices for recycled products can result when there are less expensive competing virgin materials available, causing companies collecting or using recycled materials to have reduced income.

There are risks from a failure to enforce environmental law. For example, should the government reduce environmental regulation or its enforcement, then companies that produce products designed to provide a clean environment, in which we invest, are less likely to prosper. See "Illustrations of Problems and Advantages in Different Areas of Investment", starting on page 6.


Potential advantages of alternative energy may be slow in development and recognition.

Part of the fund portfolio may include small developing companies where risks are normally higher.


The Fund may invest up to 15% of its assets in foreign companies whose securities are regularly traded in the United States and which publish information in English at levels comparable to US companies. Foreign investment has risks arising from currency fluctuation, tax and political changes. This disclosure of risks is not complete. There are risks which cannot yet be envisioned.

                             IS THIS FUND FOR YOU?

This fund's shares are not for investors seeking a high level of current income or safety. Investing in this fund is not a complete investment program.

This fund may appeal to investors with an interest in alternative energy, environmental improvement and social responsibility.

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the New Alternatives Fund, Inc. by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund 's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

The computations assume the reinvestment of all dividends and capital gain distributions. The information provides some indication of the risks of investing in the fund. The bar chart does not reflect sales charges. If those items were included, the returns would be less than those shown in the chart.

                               [GRAPHIC OMITTED]

DURING THE 10 YEAR PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.47% (QUARTER ENDING JUNE 30, 1989) AND THE LOWEST RETURN FOR A QUARTER WAS -17.81% (QUARTER ENDING SEPT. 30, 1998).

Average Annual      1998        Five             Ten               Life of the
Total Returns                   Years            Years             Fund
New Alternatives    -14.75%     2.4%             7.5%              9.6%
Russell 2000 Index* -2.55%      11.86%           12.92%            13.89%
S&P 500 Index       28.7%       24.1%            19.2%             19.1%
*SEE NOTES

NOTE 1: The Russell 2000 Index consists of the small US stocks It is a widely recognized index. Previously the fund used for comparison the S&P500.

NOTE 2 Because stocks that the fund invests in are rarely part of the S&P 500, the fund has added the Russell 2000

NOTE 3: There is no other fund, to the manager's knowledge, with a special interest in alternative energy. This makes it difficult to find an index that is quite comparable.

NOTE 4: Fund results were calculated according to a standard formula. The formula requires that the maximum sales charge of 4.75% be deducted. Results would be higher if they were calculated at net asset value. The indices represent stocks. The indices are unmanaged and do not reflect sales charges, commissions or expenses.

                         FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge as a percentage of the offering price...............4.75%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee .......................................................... .78%
Distribution (12b-1)..................................................... None
Other Expenses*.......................................................... .40%
Total Annual Operating Expense.......................................... 1.18%

*Other expenses include fund operating expenses such as Custodian and transfer agent expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000.00 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the maximum sales load and that your investment has a 5% return each year and the Fund's operating expenses remain the same. Your costs might be higher or lower, based on these assumptions your costs would be as indicated.

 1 year         3 years         5 years         10 years
$587.00         $828.70         $1067.70         $1748.90

                       INVESTMENT OBJECTIVES AND STRATEGY

INVESTMENT FORMULA: There is no commitment to any formula in selecting investments such as favoring growth or value or any technical system. The Fund's Advisor selects securities for purchase or sale by subjectively balancing factors including the investment's relationship to the areas of interest and concentration. The Advisor assesses the perceived risk of the investment at a particular price. Attention is given to the perceived prospects for the company selected and its industry, with concern for economic, political and social conditions at the time. We consider expectations based on technology and skills of management.


The managers subscribe to a host of related trade publications relating to the Fund's area of interest, including "Photovoltaic Newsletter" and "Renewable Energy World". The managers review annual reports (Form 10K) and quarterly reports (Form 10 Q) of companies as filed with the SEC. The managers review daily news about every company in which the Fund invests and examine various analyst reports and studies of sales and purchases of shares by company officers.

The managers examine financial reports and discuss questions with company officers. We collect news from general and financial publications. We solicit and use information and opinions of our shareholders, many of whom are knowledgeable about the technologies we invest in.

Money awaiting investment in stocks is generally kept in US Treasury Bills. The Fund maintains modest amounts in socially concerned (federally insured)banks that are committed to serving community needs.

                        DEFINITION OF ALTERNATIVE ENERGY

Alternative energy and renewable energy are overlapping and related concepts. Such energy saves natural resources. It is energy that is environmentally superior to coal, oil.

The Fund does not include oil and coal resources within its definition of solar and alternative energy. Alternative energy is cleaner. The Fund may invest in such companies when they are actively developing or producing such items as photovoltaics, fuel cells or developing other products and technologies related to the Fund areas of interest. There may be future technologies for the transformation of coal to a clean source of energy.

Wind, flowing water, energy conservation and geothermal heating are ancient but now employ new advanced technology.

Electricity produced by solar cells and fuel cells are relatively new. All of the technologies operate. The cost effectiveness of some of the newest technologies varies.

Atomic energy is not included as an area for alternative energy investment. There is a significant potential for accident, unresolved radioactive waste disposal problems, excessive cost and frequent community opposition. There is increasing distress with the cost of dismantling atomic energy plants as they mature or depreciate.

                ALTERNATIVE ENERGY: THE AREA OF SPECIAL INTEREST

Alternative energy and related products, is illustrated below:

         * a. solar cells produce electricity from sunlight,

         * b. fuel cells produce electricity from hydrogen, which has been separated from hydrocarbons,

         * c. Hydroelectric power is clean, but has is limited by geography,

         * d. geothermal energy is produced by heat produced from sources below the earth's surface,

         * e. conservation includes insulation, energy efficient electrical equipment, and transportation such as electric vehicles, bicycles and railroads,

         * f. recycling is a form of energy and resource conservation,

         * g. cogeneration uses a single fuel to produce, simultaneously, general use electricity and heat or cooling .

                      RELATED PRODUCTS IN WHICH WE INVEST

BATTERIES FOR SOLAR ENERGY: Solar cells depend on daylight to produce energy. Batteries are needed to store the energy. In some cases inverters are needed to convert direct current to alternating current.

NATURAL GAS is the cleanest of hydrocarbon conventional fuels. It is also the most promising current source of hydrogen for fuel cells.

RESOURCE CONSERVATION: Renewable biomass fuel saves resources. Lumber made from laminating cheap or waste wood or fast-growing trees is stronger than regular timber. It will help preserve hard wood forests. Paper made from fast-growing plants saves forests.

   ILLUSTRATION OF PROBLEMS AND ADVANTAGES IN DIFFERENT AREAS OF INVESTMENT:

RECYCLING: When steel from the Far East pours into the U.S., the price of recycled metals and the companies that collect and process metal falls. When raw material price for plastic production becomes inexpensive, the demand for recycled plastic declines. As a decline in resource availability becomes visible, prices rise.


CONVENTIONAL ENERGY PRICES can fluctuate widely. Oil supplies are finite. Alternative energy technologies may advance when oil prices rise. When there is an abundant and inexpensive supply of oil investors may neglect alternative energy.


There are variable levels of public anxiety about national energy independence and the desire for alternatives that foster independence. There are polluting effects from oil and coal as currently used. All these considerations impact the demand for alternative energy.


CLEAN AIR AND CLEAN WATER investment grows when there are water-based epidemics, acid rain, polluted streams, reports of asthma and allergies. It falters when federal, state and local commitment fades. There is a continuing contest between opposition to government regulation and clean air and water.

SOLAR (PHOTOVOLTAIC) CELLS are presently exciting in remote areas where there is no utility grid. The costs are getting lower and the cells more powerful each year. They are not presently competitive with utility electric production.

FUEL CELLS appear to be more efficient than conventional utility produced electricity and cleaner. The main by-product is drinkable water. Commercial use is barely beginning. They are not yet proved to be cost efficient. Choosing the best cells and the companies that produce them may prove difficult.

ENVIRONMENTALLY GROWN AND PROCESSED FOODS are enjoying a period of growth. Producers, distributors and retailers are prospering. Many of the products cost more. The growth may not survive a poor economy.

MORE ALTERNATIVES: The list of energy alternatives and environmental solutions cannot be exhaustive or the comments complete.

Technologies such as Ocean Thermal Energy Conversion (OTEC), which uses ocean thermal variation or wave action from the ocean to produce electricity are under development. There will be other new opportunities in new areas of alternative energy and new environmental products and technologies. The fund will include them as they appear practical.

THE INVESTMENT MANAGER AND ADVISOR of the Fund is Accrued Equities, Inc. of 150 Broadhollow Rd. Melville, NY 11747. The company was founded in 1954 to advise the personal investment clients of then practicing lawyer Maurice Schoenwald.

The officers of the advisor are Maurice and David Schoenwald (father and son), who founded the fund in 1982. The manager makes all investment decisions, provides office space, staff, telephone administrative services, secretarial services, government regulatory compliance, information, preparation of documents and like services.

The management fee is 1% of the first $10 million of assets; .75 of 1% for the next $20 million; .50of 1% for assets more than $30million and .45 of 1%for assets more than $100 million. This amounted to .78% of net assets in 1998.


PORTFOLIO MANAGERS: The managers are Maurice and David Schoenwald. They were local, private practicing attorneys, personally interested in social and environmental matters. They have managed the fund since its inception.

David has been a journalist and an attorney with Law Services (a poverty law agency).


Maurice has had experience teaching law, practicing commercial law, arranging various investments and writing about investment. They are the only portfolio managers of a current mutual fund with a special interest in alternative energy.


They received financial and consultive assistance in founding the fund from friends and neighbors. Since founding the fund, they have sought and received advice from shareholders. Such help and commentary are solicited during each quarter.

The portfolio managers are attentive to and influenced by shareholder commentary.

PRICING SHARES: Shares are priced once at the end of each business day on which the New York Stock Exchange is open for trading. Pricing is based on the market value of the shares in Fund portfolio. That is usually at 4:00PM Eastern time. Your purchase order will be priced at the at the market value, called NAV, next calculated after your order is received by the transfer agent, First Data Investor Service.


MINIMUM INVESTMENT : The minimum Initial investment in the Fund is $2,500.00 or $2,000.00 for retirement plans such as IRA's or similar plans.

MINIMUM SUBSEQUENT INVESTMENT: After the minimum initial investment you can add as little as $50.00 at any time through an automatic investment arrangement with your bank. If you do not use the automatic system, the minimum additional investment is $250.00.

GENERAL RESTRICTIONS: If your account falls below $1,000.00 the fund reserves the right to return to you the current value of your account. The fund will usually request that you increase your balance before closing your account.

The fund reserves the right to refuse certain requests to purchase.

TRANSFER OF SHARES: You may, without charge, transfer shares to co-owners, children, parents, siblings, spouse, family trusts, grandchildren, grandparents and estates. Other transfers are not authorized. You can always redeem shares (sell shares back to the fund) for their then current value.

REDEEMING SHARES: You may redeem shares at any time. The pricing will be at the next net asset value per share calculated after the transfer agent receives your written request.

If the fund has not collected payment for your purchase of the shares, they will delay payment for your redemption until payment for the shares is collected. Shares for which no payment is collected will be canceled without notice.

SIGNATURES : The following helps protect the fund and its shareholders against fraud.

Requests for redemption must be in writing signed by the person or persons named in the account and addressed to New Alternatives Fund, Inc. C/O First Data Investor Service, 211S. Gulph Road, King of Prussia, Pennsylvania, 19406.

Signature guarantees are required. They can be provided by any of the following: a bank, registered stock broker on the New York Stock Exchange or savings and loan association. If the amount redeemed is less than $2,500.00, the need for a guarantee may be waived if the proceeds go to the fund owners at their last filed address.

DIVIDENDS AND DISTRIBUTIONS: Once a year the fund pays its shareholders dividends from net investment income received and distributes any net capital gains that it has realized. Your distributions will be reinvested in the fund unless you instruct otherwise.

TAXES: The fund expects to make distributions that will be taxed as ordinary income or capital gains. Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account. The dividends and distributions are taxed wether paid or re-invested. IRA accounts and like account holders pay taxes when you receive benefits. The tax status of your dividends and gains distributions will be detailed in your annual tax statement from the fund.


HOW TO PURCHASE SHARES: On the last page, before the cover, is an order form. Should you wish an IRA account or some other special account, please call and you will receive the forms. The order should be sent to our transfer agent addressed to New Alternatives Fund, Inc. C/O First Data Investor Service, PO Box 61503, 211 S. Gulph Road, King of Prussia, Pennsylvania 19406.

MORE INFORMATION: You can reach the fund by phone at 1-800 423 8383. We can supply general information, detail about fund policy, annual reports, statements of additional information and prospectuses.

The transfer agent can tell you about the status of your account . The transfer agent can be reached at 610 239 4600


                     SALES LOADS BREAK POINTS (SALES LOADS)

Purchase                Sales Commission as a                 Sales Commission as a
Amount               percentage of offering price    As a percentage of Net Asset Value
$2,500 to $25,000              4.75%                                4.987%
$25,001 to $100,000            3.85%                                4%
$100,001 or more               2.91%                                3%

REDUCTIONS OR MODIFICATIONS IN CHARGES ARE AVAILABLE:


1. SUBSEQUENT ADDITIONAL PURCHASES: If you add to your holdings and pass the threshold into larger category, the sales charge for the additional purchases will be at the reduced rate of the newly obtained category.

2. Purchases Made by Families. Investors may combine family purchases into a single transaction to qualify for a reduced sales charge. This includes purchases by: spouses, children, parents, siblings, grandparents and family trusts.


It is each investor's responsibility to notify the transfer agent at the time of purchase of eligibility for such reduced sales charge. Attach a note to your order or call before making the order to assure your reduced arrangement.

SALES CHARGES EXEMPTIONS: People or institutions who may invest in the fund without paying salses charges are:

A. Non Profit or Charitable Organizations (as :defined in Section 501 (c) (3) of the Internal Revenue Code) investing $50,000 or more.

B. Clients of an Investment Advisor in the U.S. If the client is charged an ongoing fee by the investment advisor for advisory services

C. Brokers who are purchasing for their own account who will not transfer their shares.

D. Officers and employees of the fund and manager and their families.

Persons using the above privileges are obliged to note the facts on their order form. Calling the fund office in advance can help prevent errors.

YEAR 2000 is a concern because it is suggested that there will be computer errors for some computers at that time. Such errors could affect fund records. All fund books and records are maintained by First Data Services, our transfer agent. They serve many mutual funds including large funds. The fund has made inquiries of our transfer agent and they have provided reports all of which indicate that they are taking steps to meet the problem. Should the service provider fail to do what is required, this could cause inconvenience and losses.

FINANCIAL HIGHLIGHTS: This table describes the fund's performance for the periods indicated. "Total Return" shows how much your investment in the fund would have increased or (decreased) during each period. It assumes you reinvested all dividends and distributions. These figures have been independently audited by Kenneth Katz, CPA whose report along with the fund's financial statement is included in the annual report. These are available upon request.

                                 PER SHARE DATA

               STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

                  For each share of capital stock outstanding*

                                Year    Year     Year     Year    Year    Year     Year    Year
                                 End     End      End      End     End     End      End     End
                               12/31   12/31    12/31    12/31   12/31   12/31    12/31   12/31
                                1998    1997     1996     1995    1994    1993     1992    1991
NET ASSET VALUE AT
BEGINNING                     $32.07  $30.87   $30.51   $28.14   $30.0  $29.95   $29.19  $24.62
OF PERIOD                     ------  ------   ------   ------   -----  ------   ------  ------

Income from Investment
Operation

Net Investment Income            .15     .26      .34      .35     .32     .29      .34     .43
Net realized &
 Unrealized                   (3.22)    3.16     3.72     5.14  (1.43)     .58     1.10    5.86
gain (Loss) on investment      ------  ------   ------   ------   -----  ------   ------  ------
Total from Investment         (3.07)    3.42     4.06     5.49  (1.11)     .87     1.44    6.29
operations
Less Distributions
Dividends from net
investment income              (.15)   (.26)    (.34)    (.35)   (.32)   (.29)    (.34)   (.43)
Distributions from net
realized gain                  (.16)  (1.96)   (3.36)   (2.77)   (.43)   (.53)    (.34)  (1.29)
                               ------  ------   ------   ------   -----  ------   ------  ------
Total Distributions            (.31)  (2.22)   (3.70)   (3.12)   (.75)   (.82)    (.68)  (1.72)
Net asset value as of end of
the period                    $28.54   32.07    30.87    30.51   28.14   30.00    29.95   29.19
                              ------  ------   ------   ------   -----  ------   ------  ------
Total return
(Sales load not reflected)     (10%)   11.1%    13.3%    19.5%  (3.7)%    2.9%     4.9%   25.6%
Ratio/Supplemental Data
Net assets, end of period    $33,021 $37,941  $35,549 $32,236  $28,368 $31,567  $28,896 $23,931
Ratio of operating expense
to net assets**                1.18%   1.15%    1.21%    1.28%   1.30%   1.11%    1.04%   1.18%
Ratio of net investment
income                          .49%    .79%    1.04%    1.12%   1.04%    .96%    1.25%   1.74%
to average net assets**
Portfolio turnover             32.4%   53.9%    51.2%   48.72%     33%  18.36%   13.10%  21.50%


                              Year    Year    Year     Year   Year   First
                               End     End     End      End    End   Seven
                             12/31   12/31   12/31    12/31   4/30  Months
                              1990    1989    1988     1987   1987 4/30/83
                                                              ***    ***
NET ASSET VALUE AT
BEGINNING                   $27.57  $22.55  $18.85   $22.43 $19.68  $12.50
OF PERIOD                   ------  ------  ------   ------ ------  ------

Income from Investment
Operation

Net Investment Income          .43     .47     .42      .24    .22     .18
Net realized &
 Unrealized                 (2.53)    5.41    4.09   (3.21)   3.45    3.08
gain (Loss) on investment   ------  ------   ------  ------  -----   ------
Total from Investment       (2.10)    5.88    4.51   (2.97)   3.67    3.26
operations
Less Distributions
Dividends from net
investment income            (.43)   (.47)   (.42)    (.24)  (.22)   (.18)
Distributions from net
realized gain                (.42)   (.39)   (.39)    (.38)  (.70)   (.19)
                             ------  ------  ------   ------ ------  ------
Total Distributions          (.85)   (.86)   (.81)    (.62)  (.92)   (.37)
Net asset value as of end of
the period                   24.62   27.57   22.55    18.85  22.43   15.39
                            ------  ------  ------   ------ ------  ------
Total return
(Sales load not reflected)  (7.6)%   26.0%   23.9%   (2.6)%  22.2%   10.4%
Ratio/Supplemental Data
Net assets, end of period  $16,433 $11,893  $6,162   $4,133 $3,404    $163
Ratio of operating expense
to net assets**              1.27%   1.25%   1.24%     .80%  1.17%   1.08%
Ratio of net investment
income                       2.08%   2.20%   2.18%    1.23%  1.68%   1.69%
to average net assets**
Portfolio turnover          24.70%  14.60%  25.88%    8.57%  8.79%  74.50%



*    All adjusted for two for one share split on July 26, 1985 and January 2,
     1990

**   Annualized and includes state taxes

*** At this time the fund was on a fiscal year. Table for 1983-1987 is available on request. Deleted to make space. Fund commenced operation on September 3, 1982

                       APPLICATION FOR PURCHASE OF SHARES

New Alternatives Fund, Inc.                 Phone (800) 423-8383 for General Inquiries
c/o First Data Investor Services Group      Phone(610) 239-4600 for Account Status
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406

I hereby remit $_______________________ ($2,500.00 minimum or $2,000 for an
"IRA") to be applied toward the purchase of shares and fractions thereof of New Alternatives Fund, Inc.

Please register the shares as follows:

(PLEASE PRINT OR TYPE CLEARLY)

 Your Phone #________________________Alternative Phone#________________________
              area code   telephone              area code        telephone

1. ACCOUNT REGISTRATION (CHECK ONE)

{  } Individual________________________________________________________________
               first name         middle initial                 last name

{  } Joint Tenant______________________________________________________________
               first name         middle initial                 last name

{  } Gifts to Minors --------------_under the----- Uniform Gifts to Minors Act
Name of custodian             Name of State

as custodian for_______________________________________________________________

{   } Other____________________________________________________________________

Indicate name of corporation, other organization of fiduciary capacity; if trustee, include date of trust instrument.

2. Mailing Address_____________________________________________________________
                  street                             City

_______________________________________________________________________________
      State                                                 Zip

3. Social Security (or Identification) Number__________________________________.
(Use Social Security Number of minor or custodian for minor account.)

I have received a copy of the Fund's Prospectus dated April 30, 1999. 1 understand that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing. I certify and affirm, under penalty of perjury, the above tax number is correct. I am over the age of eighteen.

X

_______________________________________________________________________________
Signature of Applicant                     Signature of Joint Owner /  Date

Mail this form, when completed, to New Alternatives Fund, Inc. C/O First Data Investor Services Group, P.O. Box 61503, 211 S. Gulph Road, King of Prussia, PA 19406, together with a check payable to the order of New Alternatives Fund, Inc., drawn in US currency on a bank in the United States.

                       To Be Completed By Broker - If Any

BACK PAGE

-------

More Information is available:


A. There is a Statement of Additional Information, referred to as SAI. This provides details of fund organization, rules, officers, history, limitations on types of investment, policies, government. The SAI is considered incorporated by reference to the prospectus and is considered a part of the prospectus.


B. Annual and Semi-Annual Reports to Shareholders contain a discussion of the market conditions and strategy that significantly affected the Fund's performance during its last fiscal year. It also lists portfolio holdings at the end of the year.

To obtain all or any of this information or other information about the fund without charge contact:

By telephone: Call 1-800-423-8383

By mail New Alternatives Fund, 150 Broadhollow Road, Melville NY 11747


On the Internet: Text-only versions of fund documents can be viewed online or downloaded from: SEC -- http://www.sec.gov


At the SEC You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. (Phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference

Section, Washington, DC 20549-6009.

The fund SEC file number is : 811 - 3278

                           PRINTED ON RECYCLED PAPER

Item 10                                                           File 811 3287
                                                                         Part B

                          New Alternatives Fund, Inc.
                      Statement of Additional Information
                                 April 30, 1999

                          New Alternatives Fund, Inc.              File 2 74436
                        150 Broadhollow Road, Suite 306
                               Melville, NY 11747
                                 (516) 423-7373
                                 (800) 423-8383

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of New Alternatives Fund, Inc., dated April 30 1999. The Fund's most recent Annual and Semi-Annual Financial Reports are separate documents and are incorporated by reference to this statement of Additional Information. Requests for copies of the prospectus and Financial reports should be made by either calling the above listed number, or by writing to the Fund.

                          TABLE OF CONTENTS

                 Statement of Additional Information
                                                        Page    Cross Reference
                                                                to prospectus

History of the Fund                                     B-2
Description of the Fund and its Investments and Risks   B-2
Management of the Fund                                  B-4
Control Persons and Principal Holders of Securities     B-6
Investment Advisor and Other Services                   B-7
Brokerage, Allocation and Other Practices               B-10
Description of Shares                                   B-10
Purchase, Redemption and Pricing of Shares              B-11
Taxation of the Fund                                    B-12
Underwriters                                            B-13
Investment Results and Related Statistics               B-13
Financial Statement                                     B-14

Item 11

                              History of the Fund


The Certificate of Incorporation of the Fund was filed in New York, on January 17, 1978. The Fund was an inactive corporation until it commenced its activities as a mutual fund on September 3, 1982. The original name of the corporation, The Solar Fund, Inc. was changed to its present name on August 6, 1982.


     Item 12

             Description of the Fund and its Investments and risks

                                 Classification

a) New Alternatives Fund, Inc. is an open-end management investment company known as a mutual fund. The Fund is diversified, which means that, with respect to 75% of its total assets, theFund will not invest more than 5% of its assets in the securities of any single issuer.


b) The Fund seeks long-term growth by investing in common stocks, and has a particular interest in stocks of companies in various industries oriented to a clean energy and the environment.

    The Fund will invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.

    The Fund may invest in stocks of smaller companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities or larger capitalization companies.

    Foreign Securities: The Fund may invest up to 15% of its assets in foreign securities. Investments in foreign securities may present risks not typically involved in domestic investments. The Fund may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"). ADRs are US dollar denominated and traded in the US on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Fund may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

                         Fund Policies and Restrictions

c) Concentration: The Fund has a special interest in Alternate Energy. The Fund concentrates at least twenty-five percent (25%), except during defensive periods, of its investments in common shares of companies, which have an interest in alternate energy.

                            Investment Restrictions

The following investment restrictions are deemed to be fundamental policies of the Fund. As such, the Fund may not, without the affirmative vote of a majority of its shareholders*:

1- Borrow money, except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed). The Fund will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%) of the market value of its assets. The Fund does not intend to borrow at all.
2-    Purchase on margin or sell short or write or purchase put call or call options.
3- Pledge any of its assets except that up to ten percent (10%) of the market value of its total assets may be pledged in connection with borrowing permitted by (1) above. The Fund does not intend to pledge any of its assets.
4- Lend any of its assets other than through the purchase of a portion of publicly distributed notes, bonds, negotiable certificates of deposit or other debt securities.
5- Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under the federal securities law.
6- Buy more than ten percent (10%) of the outstanding voting securities of any one issuer.
7- Buy securities of any company (including its predecessors or controlling persons) that has not been in business for at least three (3) continuous years, if such investment at the time of purchase would cause more than ten percent (10%) of the total assets of the Fund (at market value) to be invested in securities of such companies.
8- With respect to seventy-five percent (75%) of its assets (at market value), invest more than five percent (5%) of such assets in securities of any one issuer, other than the US Government, its agencies or instrumentality.
9- Buy or hold securities of any issuer if, to the knowledge of the Fund, any Officer, Director or ten (10%) shareowner of the Manager owns individually one-half (1/2) of one percent (1%) of a class of securities of such issuer and such persons owning one-half (1/2) of one percent (1%) of such class together own beneficially more than five percent (5%) of such securities.
10- Purchase securities of any other investment company, except as part of a merger, consolidation or other recognition.
11- Participate, on a joint or joint and several basis, in any trading account in securities.
12- Buy or sell any real estate, real estate mortgages, commodities or commodity contract.
13-   Issue senior securities.
14- Invest more than ten percent (10%) of its total assets (at market value) in securities the disposition of which would be subject to legal restriction or securities for which there are no readily available market quotations. The Fund does not intend to invest in any restricted securities or securities for which there are not readily available market quotations.
15- Will not engage in arbitrage or trade for the control or management of another company.
16- Invest more than fifteen percent (15%) of its assets in securities of companies outside the United States.
17- Invest more than twenty-five percent (25%) of the Fund's assets in any single industry; excluding the solar and alternative energy industries as described in the "Investment Objectives" and "Choice of Companies for Investments" sections of the prospectus in which the Fund will always invest more than twenty-five percent (25%) of its assets excepting during defensive periods.
17a (Texas) Invest in warrants, which valued at the lower of cost or market, may not exceed five percent (5%) of the value of the Fund's assets. Included within that amount, but not to exceed two percent (2%) of the value of the Fund's net assets, may be warrants which are not listed. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund will not invest in oil, gas or other mineral leases. The preceding restriction (17A) is meant to comply with rules of the Texas Securities department.

                        d- Temporary Defensive Position

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as US Government and agency obligations, certificates of deposit and time deposits.

Item 13
                             Management of the Fund

                             a- Board of Directors

Under the laws of the state of New York, the Board of Directors of the Fund is responsible for managing the business and affairs of the Fund.

                           b- Directors And Officers


Name, Address & Age              Position with Fund
*Maurice L. Schoenwald           Director, Chairman         Member of New York
Age 79                           Vice President             (1947) & Florida (1978) Bar;
Longboat Key, FL                                            Fund Chairman & Founder;
Bayshore, NY                                                author of articles on legal and
                                                            investment questions; former
                                                            faculty, Hofstra University. Chairman of
                                                            Accrued Equities.

*David J. Schoenwald             Director, President        Member of New York Bar
Age 49                           Secretary, Treasurer       (1979); Fund founder.  Formerly
Huntington Bay, NY                                          reporting staff of Newark Star
                                                            Ledger; Now member, Schoenwald
                                                            & Schoenwald P.C., Attorneys;
                                                            Son of Maurice L. Schoenwald. President of
                                                            Accrued Equities.

Arthur G. Kaplan                 Director                   Admitted to practice law,
Age 76, Retired                                             New York (1951), Oregon (1956)
Lake Oswego, OR                                             District of Columbia (1959);
                                                            Formerly Assistant Attorney General
                                                            State of Oregon; Assistant Counsel,
                                                            two U.S. Senate Subcommittees;
                                                            Special Counsel, Curtis Publishing
                                                            Co.; retired as Director of
                                                            enforcement, Office of Anti-boycott
                                                            Compliance, U.S. Department of
                                                            Commerce.

Sharon Reier                     Director                   Financial Journalist
Age 51                                                      contributing to Business Week &
Coconut Creek, FL                                           International Herald Tribune.
                                                            Former Regional Editor Financial
                                                            World Magazine; Former Editor With
                                                            Board Room; Former contributing editor;
                                                            Institutional Investor; Formerly
                                                            staff of Forbes & American Bankers.

Dorothy Wayner                   Director                   President Dwayner/
Age 61                                                      Communications/Advertising and
New York                                                    Publishing, NY.  MBA-New York
                                                            University: member and former
                                                            officer board director of Advertising
                                                            Women of New York, a private
                                                            Organization; President Kaleidoscope Kids,
                                                            Inc. a non-profit Organization
                                                            promoting creativity In middle school
                                                            kids.

Lee Clayton                      Director                   R.N., MS; First Fund Investor. Member
Age 72, Retired                                             Sierra Club & New York Nature
New York                                                    Conservancy.




                                      -5-

Dudley Clayton                   Director                   Graduate Education in Horticulture.
                                                            Present director and
Age 76, Retired                                             retired superintendent of Pinelawn
New York                                                    memorial Park.  Outdoors man and
                                                            environmentalist.

Daniel Wolfson                   Director                   Former Resource manager,
Age 39                                                      Farm & Wilderness Foundation
Woodstock, Vermont                                          Plymouth, VT.  Developed forest 7 Wildlife
                                                            habitat for conservation area.  B.S.
                                                            Environmental studies, Hampshire College;
                                                            MS Resource Management, Antioch
                                                            University.  Medical student at University
                                                            of Vermont.


c) (1) *Interested person, as defined in the Investment Company Act of 1940. Maurice L. Schoenwald is Secretary and minority shareholder of Accrued Equities Inc., the Advisor. David Schoenwald is majority shareholder and president of Accrued Equities, Inc. David Schoenwald is Maurice's Son. Accrued Equities Inc., is the Fund's investment advisor and principal underwriter.

          d- Compensation Table for Fund Directors and Fund Paid Staff

Fund Staff Earning More Than $60,000 from Fund:           None
Annual Total Compensation of Each Director:               $300.00
Income of Directors from other mutual funds:              None
Compensation From Fund of Directors part of manager:      None
Retirement Benefits from Fund for Staff or Director:      None

Compensation of Directors and Officers. A three hundred dollar fee was paid to each "uninterested" director by the Fund for the preceding year. No compensation was paid to each "interested" Directors and Officers. No other compensation is or was paid. Interested officers and directors are paid by the manager. Coach travel expense to s director meeting which exceed 500 miles will be paid to the extent that the expense is incurred.

                                 e- Sales Load

Certain categories of people or institutions may invest in the Fund without paying a sales charge. These include current and retired directors, officers and employees of the Fund or the Fund's advisor and their families, registered representatives of brokers distributing the Fund's shares who are purchasing for their own personal account, Non Profit or Charitable organizations (as defined in Section 501 (C) (3) of the Internal Revenue Code) investing $50,000 or more and clients of investments advisors purchasing for their own accounts who are charged ongoing management fees for their advisors services. Persons in the above categories must make their status as such known to the Fund's transfer agent.
(See Prospectus).

Item 14
              Control Persons and Principal Holders of Securities

The following persons own of record, or beneficiary five percent (5%) or more of the

Fund's shares:

Name                           Ownership      #Shares      % Of Total on
                                                              12/31/98
None

As of December 31, 1998 the number of shares and percentage of the total number of shares owned by record or beneficially by the Directors and Officers of the Fund are respectively 12,115.253 and 1.047% of the outstanding shares of the Fund.

Item 15

                     Investment Advisor and Other Services

                             a- Investment Manager

The Investment Advisor/Manager is Accrued Equities, Inc. of 150 Broadhollow Road, Suite 306, Melville NY 11747. The telephone number is (516) 423-7373. This is a New York Corporation, organized in 1954.

The original investment clients of Accrued Equities, Inc. were limited to legal clients of Maurice Schoenwald. Since 1966 the company has offered investments to the public.

The controlling stockholder and President of the Investment Manager is David J. Schoenwald. He is also President of the Fund. David J. Schoenwald is presently serving as legal counsel to Accrued Equities, Inc. David J. Schoenwald is a member of the law firm of Schoenwald & Schoenwald P.C.

Maurice L. Schoenwald is Vice President of the Investment Manager and Chairman of the Board of Directors of the Fund. He is a minority stockholder of Accrued Equities, Inc.

Under the Management Agreement, the Manager receives a monthly fee from the Fund at the following annual rates based on the average net assets of the Fund at the end of each month:

     Annual Rate                               Assets
     1%                                        First $10 million
     .75%                                      Amounts over $10 million
     .50%                                      Amounts over $30 million
     .45%                                      Amounts over $100 million

Such fee is higher than that of some other mutual funds. For the year ended December 31, 1998 the Manager /Advisor received $281,189 for its advisory fee. For the year ended December 31, 1997 the Manager/Advisor received $282,694.68 for its advisory fee. For the year ended December 31, 1996 the Manager/Advisor received $270,843 for its advisory fee.

In addition to the management fee, the Fund pays other expenses incurred in its operation including, among others, taxes, brokerage commission, fees of directors who are not affiliated with the manager, securities registration fees, charges of custodians, shareholders services and transfer agent services, dividend disbursing and reinvestment expenses, auditing and legal expenses, the typesetting costs involved in the printing of the Prospectus sent to existing shareowner, costs of shareowner's reports, and the cost of printing prospectuses for distribution to non-shareholders are paid for by the manager.

Under the Management Agreement, if total expenses of the Fund for any fiscal year, including the management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses excludable by state laws, exceed the applicable expense limitations set by states securities regulations in those states in which the company may make regular sales, the Manager will reduce its compensation by the amount by which such expenses exceed state limitations.

The Manager will, as required, lease at the expense of the Fund office space. Other Fund expenses include the cost of telephone equipment and usage, and supplies and customary clerical and professional services including preparation of reports, forms, tax returns, distributions, shareholder inquiries, net asset valuations, bookkeeping and like services.

The Management Agreement was approved by the Fund's Board of Directors (including a majority of Independent Directors) and by the Fund's shareholders on September 25, 1998.

The Management/Advisory Agreement must be approved each year by (a) a vote of the Board of Directors of the Fund, or (b) a vote of the shareowners, and in either case, by a majority of the independent directors. Any changes in the terms of the Management Agreement must be approved by the shareowner. The Management Agreement automatically terminates upon its assignment. In addition, the Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by a vote of the holders of a majority of the Funds outstanding shares (as defined above) on sixty (60) days notice to the manager and by the manager on sixty (60) days notice to the Fund.

Personal Investment Policy. The Fund and Accrued Equities, Inc. have adopted a personal investing policy consistent with Investment Company Institute guidelines.

                            b- Principal Underwriter

The principal distributor of the Fund is Accrued Equities, Inc. of 150 Broadhollow Road, Melville New York 11747. Fund shares are offered on a best efforts continuous basis. David and Maurice Schoenwald are Officers of Accrued Equities, Inc. and New Alternatives Fund, Inc.

      c) Services Provided by Investment Adviser & Fund Expenses Paid by Third Parties

As described in the prospectus, Accrued Equities, Inc. is manager and investment advisor providing services under the Advisory Agreement. Accrued Equities, Inc. manages the Fund's assets.

                              d-Service Agreements

Custodian: The Custodian of the Fund is United Missouri bank, 928 Grand Avenue, Kansas City, M.O. 64141. The Fund's cash securities are kept with the Custodian pursuant to an agreement dated October 28, 1994. The Fund pays the Custodian pursuant to a regular schedule of charges based on a schedule agreed on from time to time by the Fund and the Custodian.

The Custodian attends to the collection of proceeds of securities sold by the Fund, collection and deposit of dividends and disbursements for the cost of securities.

Transfer Agent and Dividend Paying: First Data Investor Services Group, 211 South Gulph Road, PO Box 61503, King of Prussia PA 19406-9993 serves as the Transfer Agent and Dividend Paying Agent for the Fund, pursuant to an agreement effective October 1, 1993. Telephone: (610) 239-4600.

Payments to Fund Plan Services, predecessor of First Data Investor Services Group over the past three years were as follows:

             Custodian               Transfer Agent       Pricing
1998          $20,075                   $43,800           $30,726
1997          $20,075                   $41,561           $29,371
1996          $20,716                   $39,894           $29,280

Independent Auditor: Kenneth Katz, CPA of 64 North Park Avenue in Rockville Centre, NY 11570. The independent accountant provides audit services, review of tax returns, preparation and review of certain documents to be filed with the Securities and Exchange Commission. He has serviced the Fund since its inception.

Legal Counsel: Eric J. Schmertz of Riverdale NY, age 72, former Dean of Hofstra University Law School is the legal counsel for the Fund.

                             e- Dealer Re-allowance

Purchase Amount     Sales Commission    Dealer Re-allowance  Sales Commission
                    As a Percentage of  as a Percentage of   as a Percentage of
                    Offering Price      Offering Price       Net Asset Value
                    --------------      --------------       ---------------
$2,500 to $25,000     4.75%               4%                   4.987%
$25,001 to $100,000   3.85%               3%                   4%
$100,001 or more      2.91%               2%                   3%

                                   Year 2000

The Fund and its shareholders depend on the proper functioning of computer systems maintained by First Data Investor Services Group. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The Fund understands that these service providers are taking steps to address the "Year 2000 issue". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the Fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual issuers.

Item 16

                   Brokerage, Allocation and Other Practices

Accrued Equities Inc. is a registered broker/dealer, but it will not engage in brokerage or equity securities of the type which would be included in the Fund's portfolio. No officer or Director of the Fund or its distributor is associated with any firm having an economic interest in general stock brokerage activities.

The choice of a broker will be made by the Manager without benefit to any director or controlling person. Allocation of brokerage transactions, including their frequency, will be made in the best judgement of the Manager and in a manner deemed fair and reasonable to the shareholders, rather than by any formula.

The primary consideration in all portfolio securities transactions is prompt and reliable execution of orders at the most favorable net price. However, as long as the primary consideration is satisfied, the Manager may give consideration in the selection of broker/dealers to the research provided (including analysis and reports concerning issuers, industries, securities, economic factors and trends) by such firms, and payment may be made of a fee higher than that charged by another broker/dealer which deems such allocation of brokerage to be fair and reasonable to the shareholders.

Item 17

                             Description of Shares

The Fund's authorized capital is eight million (8,000,000) common shares of one dollar par value. There is only one class of shares.

Each share entitles the holder to one vote. Fractional shares have no rights. Share owners may vote for the election of Directors and all other appropriate and customary matters and participate equally in dividends of capital and net assets of the Fund on liquidation.

The common shares are fully paid and non assessable when issued, are redeemable in accordance with the provisions set forth under the heading "Redemption of Shares", and have no preference, pre-emptive or conversion rights. Fractional shares entitle the holder to the same redemption, dividend, distribution and other rights, excepting voting, as whole shares on a pro rata basis. No certificates are issued for fractional shares.

The Fund will not ordinarily issue certificates for common shares purchased. Certificates are generally unnecessary because (1) ownership of shares is evidenced by a confirmation advice after each purchase or redemption, indicating the amount invested and the purchase price per share or the amount redeemed and the redemption price per share, and the number of shares owned immediately after such transactions; and (2) redemptions and transfers may be transacted without the issuance of certificates.

Shares certificates are issued only upon the specific request of the shareowner made in writing. No charge is made for the issuance of shares certificates.

Shares may not be transferred without written permission of the manager, which is in the discretion of the manager and is generally limited to estates and gifts within a family.

At the discretion of the manager, accounts with a total value, at the time of notice, of $1,000 or less may be redeemed by the company after 10 days notice by mail to the shareholder.

The common shares have non-cumulative voting rights so that the holders of more than fifty percent (50%) of the shares voting for the election of Directors can elect all the directors and in such event the holders of the remaining shares voting for the election of the Directors will not be to elect any person or persons to the Board of Directors. A simple majority of those shares voted in person or by proxy participating in any duly called meeting on proper notice shall be sufficient to pass any resolutions, excepting as otherwise required by the Investment Company Act of 1940.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Any dividends paid by the Fund from net investment income on its portfolio and any distributions of net realized capital gains will automatically be reinvested in whole or fractional shares of the Fund at net asset value on the record date unless a shareowner makes a written request for payments in cash.

If a shareholder makes a specific written request for dividends or capital gains distribution, such income or distribution payments, if any, will be paid in cash at least annually.

Item 18

                   Purchase, Redemption and Pricing of Shares

HOW TO BUY SHARES: Shares of the Fund may be purchased by sending a Share Purchase Application and a check to New Alternatives Fund, Inc. C/O First Data Investor Services Group Inc., 211 South Gulph Road, PO BOX 61503, King Of Prussia PA 19406. The application is on the last page of the prospectus.

The Fund's shares are sold directly by the Fund with the assistance of and at the expense of Accrued Equities, Inc., which is compensated for such assistance. All checks are to be made payable to New Alternatives Fund, Inc.. Independent brokers also sell the shares of the Fund. Sales charges are the same irrespective of where or through whom you purchase. Social security numbers or tax numbers are required on the application.

The Fund and American Funds distributors, the Fund's Principal Underwriter reserve the right to reject any purchase order for any reason.

Retirement Plans and IRA Accounts: Shares of the Fund may be purchased directly by existing retirement plans, which allow such investments.

In addition, qualified individuals may establish an Individual Retirement Account ("IRA") or Roth IRA to be funded with shares of the Fund. The Fund has made arrangements with Semper Trust Company to act as Custodian for any IRAs thus created.

Automatic Investment Plan: Shareholders meeting the investment minimum may establish an automatic investment plan wherein periodic drafts from a checking or savings account are invested in the Fund, subject to the same sales charge recited in this prospectus. Such plan may be canceled by the Fund or the investor upon written notice to the transfer agent no later than 5 business days prior to a schedule debit date.

REDEMPTION OF SHARES: There is no redemption charge. Fund shares are redeemed upon tender of the written request of any shareholder, accompanied by surrender of share certificates, if issued.. All certificates and/or requests for redemption tendered must be signed or endorsed by the shareholder or shareholders in whose name or names the shares are registered. Signature or signatures must be guaranteed by a commercial bank or trust company or federally chartered savings bank, Savings and Loan Association or credit union located in the United States or having a correspondent relation with a commercial bank or trust company in the United States, or by a member firm of the New York Stock Exchange (except that guarantee of the signature or signatures on a request for redemption of $2,500 or less may be waived, if approved by the Fund). Tender shall be made at the office of the Transfer Agent First Data Investor Services Group, Inc., 211 South Gulph Road, PO BOX 61503, King Of Prussia, PA 19406-9993.

The redemption price will be the net asset value of the Fund's shares next computed after the tender is received by the Fund. Payment of the redemption price will be made by a check drawn and issued in the U.S. within seven (7) days after receipt of the written request and certificates as described above, or if payment for the purchase of the shares to be redeemed has not been cleared by that time, the mailing of the redemption check may be postponed until proceeds of any check for the purchase price of the shares has been collected. If payment for shares are dishonored the Fund may cancel the purchase.

For further information, an interested person should call the Fund at (516) 423-7373 or (800) 423-8383.

                                 Offering Price

SALES CHARGE: The sales charge you pay when purchasing the stock, stock/bond, and bond funds of the American Funds Group are set forth below.

NET ASSET VALUE: The net asset value of a Fund share is determined once daily as of the close of each day of trading on the New York Stock Exchange. Net asset value is determined by subtracting all liabilities of the Fund from the value of its total assets and dividing the resulting figure by the number of Fund shares and fractional shares outstanding.

Shares are purchased at the offering price next determined after the purchase order is received by the Fund. The price you pay for shares, the offering price, is based on the net asset value per share plus a sales load which is calculated once daily at the close of trading (currently 4:00 p.m., Eastern
Time) each day the New York Stock Exchange is open

In determining the Fund's net asset value, securities for which current market quotations are readily available are valued in the following manner: securities traded on national exchanges are valued at the closing sales price, or, if no sale occurred, at the last price traded. Over-the-counter securities for which no sales were reported on a particular day are valued at the last closing price. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. The Board will continue to review its over-all methods of valuation to assure that all assets are properly valued.

The daily calculation of net asset value is performed by First Data Investor Services Group, which also serves as transfer agent.

Item 19

                              Taxation of the Fund

Tax Status: the Fund will endeavor to qualify annually for tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1954, as amended ("Code"). Pursuant to the requirements of the Code, the Fund intends to pay, at least annually, dividends representing substantially all of its net investment income. It also intends, at least annually, to distribute any realized capital gains. As a regulated investment company, the Fund will not be subject to the United States income tax on net ordinary income and net capital gains, which are distributed by the Fund, pursuant to the requirements of the "Code". The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies.

For Federal income tax purposes distributions paid from the Fund's net investment income and net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gain are taxable as long-term capital gains, whether received in cash or shares. However shareholders, shareholders not subject to tax on their income will not be required to pay Federal income taxes on amounts distributed to them. Shareholders will be notified annually as to the Federal tax status of dividends and distributions.

Subject to regulations of the Internal revenue Service, the Act may require individuals who are shareholders of the Fund to include their pro rata share of the und's investment expenses (such as investment advisory fees), in addition to distributions received, in computing their taxable income.

Item 20

                                  Underwriters

The aggregate commission retained by the Principal Underwriter on sales of Fund shares during the fiscal year ended December 31, 1998 was 90,357 and the amount retained by Accrued Equities was $57, 173. Commission retained by the Principal Underwriter on sales of fund shares during the fiscal ended December 31, 1997 were $92,234 and the amount retained by Accrued Equities was $51,403. The aggregate commission retained by the Principal Underwriter for the year ended December 31, 1996 was $96, 937 and the amount retained by Accrued Equities was $48,539.

PERIOD ENDING 12/31/98 COMPENSATION OF ACCRUED EQUITIES INC.
NAME OF          UNDERWRITING       COMPENSATION                     OTHER
PRINCIPAL        DISCOUNTS &        ON REDEMPTION     BROKERAGE      COMPENSA
UNDER            COMMISSION         & REPURCHASE      COMMISSION     TION
WRITER

Accrued
Equities, Inc.   $57,173.08              -0-             -0-          $281,189

Item 21

                   Investment Results And Related Statistics

The total return after deducting maximum possible one time (4.75) sales charge for the one year period ending December 31, 1998 was -14.25%. The average annual total returns for the five and ten year periods ended on December 31, 1998 were 2.4% and 7.5% respectively, and 9.65% since inception of the Fund.

These fund results were calculated according to a standard formula, which requires that the maximum sales charge of 4.75% be reduced. Results would ne higher if they were calculated at net asset value.

The Standard & Poor's 500 Index and the Russell 2000 Index represent stocks. These indexes are not managed and do not reflect sales charges, commissions or expenses.

The average annual total return (T) is computed using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission:

                                 P(1+T)/n/+ERV

The following assumptions will be reflected in computations made in accordance with formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

To calculate total return, an initial investment is dividend by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed utilizing ending values as determined above.

Item 22

                              Financial Statement

                            ANNUAL FINANCIAL REPORT



                               DECEMBER 31, 1998



                              Year        Year        Year       Year      Year          Year        Year      Year      Year
                              End         End         End        End       End           End         End       End       End
                              12/31       12/31       12/31      12/31     12/31         12/31       12/31     12/31     12/31
                              1998        1997        1996       1995      1994          1993        1992      1991      1990

NET ASSET VALUE AT
BEGINNING                   $32.07      $30.87      $30.51      $28.14     $30.0       $29.95      $29.19    $24.62    $27.57
OF PERIOD                   ------      ------      ------      ------     -----       ------      ------    ------    ------
Investment Income             $.52        $.64        $.73        $.75      $.72         $.62        $.62      $.72      $.70
Expenses                       .37         .38         .39         .40       .40          .33         .28       .29       .27
Net Investment Income          .15         .26         .34         .35       .32          .29         .34       .43       .43
Net realized &
Unrealized gain (Loss)       (3.22)       3.16        3.72        5.14     (1.43)         .58        1.10      5.86     (2.53)
on investment                -----        ----        ----        ----     -----          ---        ----      ----     -----


Total from Investment        (3.07)       3.42        4.06        5.49     (1.11)         .87        1.44      6.29     (2.10)
operations
Dividends from net            (.15)       (.26)       (.34)       (.35)     (.32)        (.29)       (.34)     (.43)     (.43)
investment income
Distributions from net
realized gain                 (.16)      (1.96)      (3.36)      (2.77)     (.43)        (.53)       (.34)    (1.29)     (.42)
                              ----       -----       -----       -----      ----         ----        ----     -----      ----

Total Distributions           (.31)      (2.22)      (3.70)      (3.12)     (.75)        (.82)       (.68)    (1.72)     (.85)
Net change in asset value    (3.53)       1.20         .36        2.37     (1.86)         .05         .76      4.57     (2.95)
Net asset value as of
end                         $28.54       32.07       30.87       30.51     28.14        30.00       29.95     29.19     24.62
of the period               ------       -----       -----       -----     -----        -----       -----     -----     -----


Total return
(Sales load not                (10%)      11.1%       13.3%       19.5%     (3.7)%       2.9%         4.9%    25.6%      (7.6)%
reflected)
Net assets, end of         $33,021     $37,941     $35,549     $32,236   $28,368      $31,567     $28,896  $23,931    $16,433
period
Ratio of operating
expense to net asset          1.18%       1.15%       1.21%       1.28%     1.30%        1.11%       1.04%    1.18%      1.27%
Ratio of net investment
income to average net          .49%        .79%       1.04%       1.12%     1.04%         .96%       1.25%    1.74%      2.08%
assets**
Portfolio turnover            32.4%       53.9%       51.2%      48.72%    33.00%      18.36%       13.10    21.50      24.70
Number of shares         1,156,952   1,111,377   1,038,561     965,769   984,847   1,026,460      945,006  776,974    646,664
outstanding at end of
period***



                             Year      Year      Year       Year      First
                             End       End       End        End       Seven
                             12/31     12/31     12/31      4/30      Months
                             1989      1988      1987       1987      4/30/83
                                                 ****       ****
NET ASSET VALUE AT
BEGINNING                  $22.55    $18.85    $22.43     $19.68     $12.50
OF PERIOD                  ------    ------    ------     ------     ------
Investment Income            $.73      $.67      $.40       $.38       $.38
Expenses                      .26       .26       .16        .16        .20
Net Investment Income         .47       .42       .24        .22        .18
Net realized &
Unrealized gain (Loss)       5.41      4.09     (3.21)      3.45       3.08
on investment                ----      ----     -----       ----       ----

Total from Investment        5.88      4.51     (2.97)      3.67       3.26
operations
Dividends from net           (.47)     (.42)     (.24)     (.22)      (.18)
investment income
Distributions from net
realized gain                (.39)     (.39)     (.38)      (.70)      (.19)
                             ----      ----      ----       ----       ----
Total Distributions          (.86)     (.81)     (.62)      (.92)      (.37)
Net change in net asset
 value                       5.03      3.71     (3.59)      2.75       2.89
Net asset value as of
end                         27.57     22.55     18.85      22.43      15.39
of the period               -----     -----     -----      -----      -----

Total return
(Sales load not              26.0%     23.9%     (2.6)%     22.2%      10.4%
reflected)
Net assets, end of         $11,89    $6,162    $4,133     $3,404       $163
period                          3
Ratio of operating
expense to net asset         1.25%     1.24%      .80%      1.17%      1.08%
Ratio of net investment
income to average net        2.20%     2.18%     1.23%      1.68%      1.69%
assets**
Portfolio turnover          14.60     25.88      8.57%      8.79%     74.50%
Number of shares        1 419,212   264,414   212,704    151,848     10,592
outstanding at end of
period***

    * All adjusted for two for one share split on July 26, 1985 and January 2, 1990

    **   Annualized and includes state taxes

    *** Shares immediately prior to dividend - Fund commenced operation on September 3, 1982

    **** At this time the fund was on a fiscal year. Table for 1983-1987 is available on request. Deleted to make space.

                               DECEMBER 31, 1998

                          NEW ALTERNATIVES FUND, INC.
                            STATEMENT OF INVESTMENTS


COMMON STOCKS :    75%
----------------------

                             SHARES                MARKET VALUE

ALTERNATE ENERGY:            10.7%
----------------------------------
*AstroPower                  15000              $   144,375.00
*Ballard Power                5000                  137,500.00
*Bonneville Pacific Corp     32325                  169,706.25
*Calpine                     15000                  378,750.00
*Energy Conversion Devices    1000                    7,250.00
*Energy Research Corp        25000                  350,000.00
Enron (Also Natural Gas)     25000                1,426,562.50
Idaho Power                   5000                  180,937.50
*Mechanical Technology        5000                   40,625.00
*Real Goods Trading           1000                    4,062.50
*Thermo Power                15000                  115,312.50
Trigen                       50000                  571,875.00
                                                  ------------
                                                $ 3,526,956.25
CLEAN AIR:                    3.3%
----------------------------------
*BHA Group                   25000              $   346,875.00
*Thermo Instruments          50000                  753,125.00
                                                  ------------
                                                $ 1,100,000.00
CLEAN WATER :                 7.7%
----------------------------------
Ameron                       15000              $   555,000.00
Aquarion                     15000                  615,000.00
*U.S. Filter                 60000                1,372,500.00
                                                  ------------
                                                $ 2,542,500.00
CONSERVATION :                7.6%
----------------------------------
Interface Inc.               30000              $   278,436.00
Owens Corning                25000                  885,937.50
Minerals Technology          20000                  818,750.00
T J International            20900                  536,868.75
                                                   -----------
                                                $ 2,519,992.25
ENVIRONMENTAL (GENERAL) :     6.1%
----------------------------------
Dames & Moore                15000                  193,125.00
*Flow International          40000                  387,500.00
*Superior Industries         30000                  601,875.00
*Tetra Tech                  12500                  338,281.25
*Thermo Electron             30000                  508,125.00
                                                  ------------
                                                $ 2,028,906.25
EFFICIENT ELECTRIC  DEVICES : 5.7%
----------------------------------
Baldor                       35000              $   708,750.00
*SLI                         42500                1,179,375.00
                                                  ------------
                                                $ 1,888,125.00
NATURAL FOODS  :             14.3%
----------------------------------
*Gardenburger                15000              $   172,500.00
*Horizon Organic             25000                  387,500.00
*United Natural Foods        40000                  965,000.00
*Whole Foods Markets         30000                1,451,250.00
*Wild Oats                   40000                1,260,000.00
Worthington Foods            25000                  475,000.00
                                                  ------------
                                                $ 4,711,250.00

                               DECEMBER 31, 1998

                           NEW ALTERNATIVES FUND, INC
                      STATEMENT OF INVESTMENTS (CONTINUED)

                           SHARES                 MARKET VALUE
                           ------                 ------------

RECYCLING                   4.2%
--------------------------------
Caraustar Ind              20000                $   571,250.00
Imco Recycling             20000                    308,750.00
Republic Group             25000                    501,562.50
                                                   -----------
                                                  1,381,562.50
NATURAL GAS
-----------
TRANSMISSION & DISTRIBUTION 8.5%
--------------------------------
Energen                    15000                $   292,500.00
Keyspan Energy Corp.       25000                    775,000.00
KN Energy                  10000                    363,750.00
MCN                        20000                    381,250.00
National Fuel Gas          15000                    677,812.50
Williams Co's              10000                    311,875.00
                                                  ------------
                                                 $2,802,187.50
RAILROADS                   6.9%
--------------------------------
Burlington Northern Rail   30000                $ 1,012,500.00
Norfolk Southern Railway   40000                  1,267,500.00
                                                  ------------
                                                $ 2,280,000.00

Total Common Stock (cost $22,426,464.26)        $24,781,479.75

Market Deposits and Treasury Bills :24.5%
Socially Concerned Banks
Alternatives Federal Credit Union               $   100,000.00
Community Capital Bank                              100,000.00
South Shore Bank                                    100,000.00
Vermont National Bank                               100,000.00
U.S. Treasury Bills (cost $7,663,310.27)          7,682,054.30
                                                  ------------
                                                $ 8,082,054.30

Total Common Stock (75%)                        $24,781,479.75
Bank money market and Treasury Bills(24.50%)      8,082,054.30
Cash and **Receivables, less liabilities (0.50)%    158,185.04
                                                --------------
NET ASSETS (100 %)                              $33,021,719.09

*Securities for which no cash dividends were paid during the fiscal year

                          NEW ALTERNATIVES FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31 1998


                                     ASSETS

Investment Securities at market value
(Cost:$22,426,464.26) (Notes 2A and 5)..........$24,781,479.75
Bank money market deposits.......................   400,000.00
U.S.Treasury Bills at market..................... 7,682,054.30
Cash.............................................    65,092.45
Receivables:  Dividends..........................    23,212.00
              Interest...........................       587.77
              Securities Sold....................   168,494.37
              Subscriptions receivable...........     5,481.08
                                                  ------------

Total Assets  ..................................$33,126,401.72


                                  LIABILITIES

Payables:     Accrued Operating Expenses :
Accounting....................................    $     403.00
Custodian................................ ....        2,560.30
Directors Fees ...............................        1,483.27
State Taxes ..................................          450.19
Advisory fee .................................       22,302.69
Regulatory fees ..............................        7,019.73
Printing .....................................        6,921.16
Bond and Insurance............................        3,770.72
Transfer Agent-Fund Plan Services.............        4,263.63
Fund Pricing-Fund Plan Services...............        2,056.49
Other.........................................        3,442.19
                                                     ---------
                                                     54,673.37


Securities Purchased..........................          ---
Redemptions Payable...........................       10,000.00
Dividend distribution payable.................       40,009.26

Total Liabilities ............................    $ 104,682.63
                                                   -----------

Net Assets at market, applicable to 1,156,952.553 outstanding shares. There are eight million common shares authorized. There is only one class of common stock. (note 3)

                                                ==============
                                                $33,021,719.09

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDING DECEMBER 31, 1998

                         INVESTMENT INCOME AND EXPENSE

INCOME :
Dividends.....................................$  392,032.63
Interest .....................................   212,657.58
                                                 ----------
Total Income .................................$  604,690.21

EXPENSES :
Management Fee (note 4) ..................... $  281,189.52
Custodian fees
United Missouri Bank.........................     20,075.00
State Taxes..................................        430.70
Accounting ..................................      4,369.00
Directors ...................................      2,671.80
Filing Fees..................................     11,169.00
Postage and Printing ........................     14,600.00
Bond and Insurance ..........................      6,454.85
Transfer Agent-First Data ...................     43,800.00
Fund Pricing-First Data .....................     30,726.00
Other........................................     12,775.00
                                                  ---------
Total Expenses ..............................  $ 428,262.87

NET INVESTMENT INCOME .......................  $ 176,427.34

                NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

REALIZED GAIN ON INVESTMENTS (note 2B&5)

Proceeds from sales..........................$15,034,579.58
Cost of Securities Sold ..................... 14,846,575.61
                                              -------------
Net Realized Gain ...........................$   188,003.97

UNREALIZED APPRECIATION (DEPRECIATION) of investments :

Beginning of period .........................$ 6,572,267.08
End of period  ..............................  2,355,015.49
                                               ------------
Total unrealized appreciation (depreciation).$(4,217,251.59)
For the period.

Net realized and unrealized gain (loss)
on investments .... ........................ $   756,327.18
                                               ------------

Net increase (decrease) in net assets
resulting from operations....................$(3,852,820.28)
                                             --------------

                          NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                       Year End        Year End
                                        12/31/98       12/31/97

FROM INVESTMENT ACTIVITIES:
---------------------------

Net Investment Income ....         $   176,427.34    $   288,448.08
Net Realized gain from
security transactions.....             188,003.97      2,179,207.35
Unrealized appreciation
(depreciation) of investments..     (4,217,251.59)     1,408,056.31
                                     -------------   --------------

Increase (decrease) in net assets
derived from investment
activities..........               $(3,852,820.28)   $ 3,875,711.74
                                    --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS :
-------------------------------

From net investment income
dividends to shareholders ..       $  (176,501.42)   $  (288,422.67)
Distributions to shareholders..       (188,130.28)    (2,179,188.28)

FROM CAPITAL SHARE TRANSACTIONS :
---------------------------------

Net increase (decrease) from
Capital transactions (note 3)...   $  (702,052.38)   $   984,268.75
INCREASE (DECREASE) IN
----------------------
NET ASSETS:..............          $(4,919,504.36)   $ 2,392,369.54
----------

NET ASSETS AT :
---------------

Beginning of the period...         $37,941,223.45   $ 35,548,869.45
                                    -------------    --------------
End of the period...               $33,021,719.09   $ 37,941,238.99
                                    -------------    --------------

                      NOTES TO FINANCIAL STATEMENT FOR THE
                      YEAR ENDING DECEMBER 31, 1998

1) ORGANIZATION - The fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The fund commenced operations September 3, 1982.
2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies consistently followed by the fund in the preparation of these financial statements. The policies are in conformity with generally accepted accounting principles:
A. SECURITY VALUATION - listed investments are stated at the last sale price at the closing of the New York Stock Exchange, the American Stock Exchange and the NASD National Market System on December 31, 1998 and at the mean between the bid and asked price on the over the counter market.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). Realized gains and losses from security transactions are reported on a first in, first out basis.
C. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Expenses are accrued on a daily basis.
D. FEDERAL INCOME TAXES - No provision for federal income tax is believed necessary since the fund intends to distribute all its taxable income to comply with the provisions of the Internal Revenue Code applicable to investment companies. The aggregate cost of the securities owned by the fund on December 31, 1998 for federal tax purposes is $22,426,464.26.

3) CAPITAL STOCK - There are eight million shares of capital stock authorized. On December 31, 1998 there were 1,156,952.553 shares after the dividend. Aggregate paid in capital including reinvestment of dividends was $30,666,865.52. Transactions in capital stock were as follows:

                    Year End 12/31/98              Year End 12/31/97
Capital stock     Shares        $ Amount           Shares       $ Amount
sold.........    78,407.173    2,481,638.78       68,392.297    2,195,444.11
Capital stock
issued reinvest  11,477.383      327,935.59       68,554.443    2,198,834.61
ment of div..
Redemptions.   (115,835.579)  (3,511,626.75)    (105,757.199)  (3,410,009.97)
                ------------  --------------     ------------   -------------
Net Increase/   (25,951.023)  $ (702,052.38)      31,189.541   $  984,268.75
 (decrease)

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Pursuant to agreements, Accrued Equities, Inc. serves as investment advisor to the Fund. The Fund pays to Accrued Equities, Inc. an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million; and 0.50% of net assets over $30 million and 0.45% of assets over $100 million. If the net annual expenses of the Fund (other than interest, taxes, brokerage commissions, extraordinary expenses) exceed the most restrictive limitation imposed by any state in which the Fund has registered its securities for sale, Accrued Equities reduces its management fee by the amount of such excess expenses. The annualized expense ratio for the year ended December 31, 1998 was 1.18%. The fund pays no remuneration to its officers, each of whom is also an officer of Accrued Equities, Inc.
5) PURCHASES AND SALES OF SECURITIES - During the six months ended December 31, 1998, the aggregate cost of securities purchased totaled $11,111,326.92. Net realized gains were computed on a first in, first out basis. The amount realized on sales of securities for the year ended December 31, 1998 was $15,034,579.58.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                 VALUE OF $10,000 INVESTMENT OVER PAST 10 YEARS

Past Performance is not predictive of Future Performance.
Average Annual Return (after deducting maximum sales charge):
One Year (10%); Five Years 5.44%; Ten Years 7.61%


                FUND        S&P 500          RESSELL 2000
01/01/89      $9,525.00    $10,000.00         $10,000.00
    1989     $12,009.20    $13,122.80         $11,624.30
    1990     $11,091.50    $12,705.60         $ 9,356.70
    1991     $13,926.30    $16,487.30         $13,665.60
    1992     $14,611.90    $17,665.20         $16,181.70
    1993     $15,033.70    $19,364.40         $19,241.10
    1994     $14,475.40    $19,659.30         $18,890.60
    1995     $17,297.20    $26,699.10         $24,263.20
    1996     $19,600.10    $32,645.80         $28,265.20
    1997     $21,771.60    $43,327.50         $34,585.50
    1998     $19,483.10    $55,471.80         $33,704.70

                  Kenneth D Katz CPA
                  64 North Park Avenue
                  Rockville Centre, NY 11570






Report of Independent Accountant
To The Board of Directors and Shareholders
New Alternatives Fund Inc.,
Melville, NY

I have audited the statement of assets and liabilities of New Alternatives Fund Inc (the Fund) including the schedule of portfolio investments by industry classification, as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary information-selected per share data and ratios. These financial statements and supplementary information are the responsibility of the Fund's management. My responsibility is to express an opinion on these financial statements and supplementary information based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. My procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1998, the results of operations for the year then ended and the changes in its net assets and selected per share data and ratios for the years in the periods then ended in conformity with generally accepted accounting principles.

Kenneth D Katz CPA
Rockville Centre, NY
January 28, 1999

                           Part C: Other Information

                                                                   File 2 74436
                                                                  File 811 3287

                          New Alternatives Fund, Inc.

Item 23
                       Financial Statements and Exhibits

a- (1) Charter is now in effect. Exhibit #1 (previously filed through Edgar system. See Post- Effective Amendment No. 16 filed April 1997).

b- (2) By-Laws, Exhibit #2 (previously filed through Edgar system. See Post-Effective Amendment No. 16 filed April 1997).

c- (3)   Voting trust. Not applicable.

d- (5) Copy of Investment Management Agreement. Exhibit #4 (previously filed through Edgar system. See Post-Effective Amendment No.16 filed April
         1997).

e- (6) Copy of Underwriting Agreement. Exhibit #5 (previously filed with Amendment(s) through Edgar system. See Post-Effective Amendment No. 16 filed April 1997).

f- (7)   Profit Sharing and related plans.  None.

g- (8)   Copy of Custodian Agreement - (previously filed-United Missouri Bank).

h- (9) Copies of Materials Agreement - (previously filed herein for through Edgar. See Post- Effective Amendment No. 17 filed March 1998).

            A. Transfer Agent: First Data Investor Services Group, Inc.
            B. Accounting Services: First Data Investor Services Group, Inc.
            C. Custody Administration: First Data Investor Services Group, Inc.

i- (10)  Opinion of Counsel. Exhibit #6 (filed with 24F-2 statement).

j- (11) Other Opinions and Consents. Consent of Independent Auditor filed herewith.

k- (12)  Financial Statements part 17. (Included in Prospectus).

l- (13) Copies of agreements in connection with original capital. Exhibit #9 (previously filed).

m- (14)  Copies of 12b-1 plan. None.

n- (15)  Financial Data Schedule.  None.

o-(16)   Rule18f-3 plan.  None.

Item 24

          Persons Controlled by or Under Common Control with the Fund.

This section is not applicable, excepting that David J. Schoenwald is the controlling (55.5 %) stockholder of Accrued Equities, Inc.. Maurice L. Schoenwald is a minority (44.5%) stockholder of Accrued Equities, Inc. Maurice
L. Schoenwald is Vice President and Chairman of the Board of Directors of the Fund and owns 5266.648 shares or .455% of the Fund of record and beneficially. David J. Schoenwald, President of the Fund and the son of Maurice L. Schoenwald owns 2550.343 shares or .22% of the Fund.

New Alternatives Fund, Inc (the Fund) and Accrued Equities, Inc. (the Manager/Advisor and Principal Underwriter) are New York Corporations.

There is only one class of securities, common stock, at one dollar par value. There were 2548 holders of record of such shares on December 31, 1998.

Item 25

                                Indemnification

In the event of a claim in connection with the securities registered, the registrant will, unless in the opinion of Counsel the matter may be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not indemnification is consistent with public policy as expressed in the securities laws that may be applicable and will be governed by the final adjudication of such issue.

On September 1, 1997 customary Directors and Officers Insurance was renewed with Reliance Insurance Company , Philadelphia, PA. Such insurance policy requires and provides that the company (Fund) have in effect by-laws and resolutions or provisions providing for indemnification to the Insured permitted and or required under applicable law. The Board of Directors approved all change in documents necessary to obtain such insurance. The Board of Directors, ratified the Fund's insurance selection at the directors meeting on September 25, 1998. There are now in effect provisions for indemnification of officers and directors to the extent permitted or required under all applicable laws, including requirements of the Securities Act of 1933 and all of the rules and regulations thereunder.

Item 26

           Business and other Connections of the investment Advisor.

David J. Schoenwald is President of Accrued Equities, Inc. and an attorney licensed in the state of new York. The business address of Accrued Equities, Inc. and David J. Schoenwald is 150 Broadhollow Road, Suite 306, Melville, NY 11747. Maurice L. Schoenwald, is Secretary of Accrued Equities, Inc. and an attorney in private practice. Accrued Equities, Inc. has managed in the past real property, loans, mortgages and has been a broker-dealer in investment contracts and a broker of investment contracts for receiverships initiated by the Securities and Exchange Commission. The business address of Maurice L. Schoenwald is 5270 Gulf Of Mexico Drive, Unit 503, Longboat Key, FL 34228.

Item 27

                             Principal Underwriters

The only underwriter is Accrued Equities, Inc.. Its relationship and history are described in the Prospectus. There are no other underwriting relationships. The President and majority shareholder of the underwriter is David J. Schoenwald of 150 Broadhollow Road, Suite 306, Melville, NY 11747. He is also the President of the Fund. The Vice President and minority shareholder of the underwriter is Maurice L. Schoenwald of 5270 Gulf Of Mexico Drive Unit 503 Longboat Key, FL 34228. He is Secretary of the Fund and Chairman of the Board of Directors of the Fund. The underwriting is on a "best efforts" basis only. Checks for the purchase of securities by the investors shall be made payable directly to the Fund. The role of the Underwriter is to organize, finance, manage, advertise, promote, provide clerical and administrative services, to act as investment manager and to develop and control relationships with broker/dealer when and if they arise.

The Fund will pay the Underwriter as described in the Prospectus. As sales agreements are executed with other licensed and qualified broker/dealers, payments to them will be deducted from the payments due to Accrued Equities, Inc.

There are no fees, commissions earnings pats or future not fully describes in the Prospectus.

Item 28

                        Location of Accounts and Records

All books and records required will be in the care of David J. Schoenwald, President of the Fund, or Maurice Schoenwald, Secretary of the Fund at 150 Broadhollow Road, Suite 306 Melville, NY 11747, except those within possession of the Custodian and Transfer Agent described in the Prospectus.

Certain accounting records are maintained at the offices of First Data Investor Services Group, Inc.. Records concerning shareholders' accounts are maintained by the Fund's Transfer Agent, First Data Investor Services Group, Inc. 211 South Gulph Road, PO BOX 61503, King of Prussia, PA 19406. Records covering portfolio transactions are maintained by the Fund's Custodian, United Missouri Bank, 928 Grand Avenue, Kansas City, MO 64141, First Data Investor Services Group, Inc. and by the Fund.

Item 29

                              Management Services

There is no management service contract excepting those services described in the Prospectus and Statement of Additional Information.

Item 30

                                  Undertakings

As reflected in the Prospectus, the Fund undertakes to provide each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                 Kenneth D Katz
                          Certified Public Accountant
                              64 North Park Avenue
                           Rockville Centre, NY 11570







                  REPORT AND CONSENT OF INDEPENDENT ACCOUNTANT


To the Shareowners and Directors
              of
New Alternatives Fund, Inc.

With reference to the Registration Statement (Form N-lA) of New Alternatives Fund, Inc., I hereby consent to the use of my report dated January 25, 1999 for the period ending December 31, 1998 appearing in the Prospectus, constituting a part of such registration statement, when such report is accompanied by the financial statements referred to therein. I also consent to the reference to myself in the Prospectus.

The examination referred to in the above mentioned report included an examination of the supporting statements of this Registration Statement and, in my opinion, such supporting statements presents fairly the information required to be set forth therein in conformity with generally accepted accounting principles.


                                  /S/_________________________________
                                         KENNETH D. KATZ, C.P.A.

Rockville Centre, New York
March 2,1999

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of l940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in the Village of Melville, of the State of New York, on the 2nd day of March 1998.

                                NEW ALTERNATIVES FUND, INC.
                                BY: /S/
                                    David J Schoenwald

Pursuant to the requirements of the Securities Act of l933 and the Investment Act of l940, the Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

      SIGNATURES                 TITLE          DATE
      ----------                 -----          ----

/S/__________________    President, Director   3/02/98  David J Schoenwald
David J Schoenwald

/S/__________________    Vice President,       3/02/98  Maurice L Schoenwald
Maurice L Schoenwald     Director (Chairman)

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURES             TITLE                                   DATE
     ----------             -----                                   ----


/S/                        President and                           3/02/98
------------------------   Director                                -------
David J. Schoenwald


/S/                        Vice President,Secre-                   3/02/98
-----------------------    tary, Treasurer and                     -------
Maurice L. Schoenwald      Director


*/S/                       Director                                3/02/98
----------------------                                             -------
Arthur Kaplan



*/S/                       Director                                3/02/98
----------------------                                             -------
Sharon Reier


*/S/                       Director                                3/02/98
----------------------                                             -------
Dorothy Wayner


*/S/                       Director                                3/02/98
----------------------                                             -------
Dudley Clayton


*/S/                       Director                                3/02/98
----------------------                                             -------
Lena Clayton


*/S/                       Director                                3/02/98
----------------------                                             -------
Daniel Wolfson
* By Maurice L. Schoenwald as Attorney in Fact.